Exhibit 10.4

Execution Version

JOINDER AGREEMENT NO. 2

JOINDER AGREEMENT NO. 2 (this “Agreement”) dated as of March 15, 2013, among THE BANK OF NEW YORK MELLON TRUST, N.A., as Trustee under the Indenture referred to below (the “New Agent”), as an Other First Priority Lien Obligations Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Credit Agreement Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee, and any other First Lien Agent and other Second Priority Agent from time to time a party hereto.

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of March 4, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and collateral agent, Holdings, the Company and certain subsidiaries of the Company. This Agreement has been entered into to record the accession of the New Agent as Other First Priority Lien Obligations Agent under the Intercreditor Agreement.

Definitions

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

SECTION 1.

Accession

1.1. The New Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First Priority Lien Obligations Agent as if it had originally been party to the Intercreditor Agreement as an Other First Priority Lien Obligations Agent.

1.2. The New Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows:

The Bank of New York Mellon Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

Fax No.: (904) 645-1921

Attn: Corporate Trust Administration.

1.3. Each party to this Agreement (other than the New Agent) confirms the acceptance of the New Agent as an Other First Priority Lien Obligations Agent for purposes of the Intercreditor Agreement.

1.4. The Bank of New York Mellon Trust Company, N.A., is acting in the capacity of Other First Priority Lien Obligations Agent solely for the Secured Parties under that certain Indenture, dated as of March 15, 2013, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

SECTION 2.

Miscellaneous

2.1. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

2.2. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
(f/k/a Credit Suisse, Cayman Islands Branch),
as Credit Agreement Agent

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Vice President

By:	/s/ Patrick L. Freytag
	Name:	Patrick L. Freytag
	Title:	Associate

SIGNATURE PAGE TO

JOINDER AGREEMENT NO. 2 TO SECOND-LIEN INTERCREDITOR

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as New Agent

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as a First Lien Agent

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

SIGNATURE PAGE TO

JOINDER AGREEMENT NO. 2 TO SECOND-LIEN INTERCREDITOR